SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  September 2, 2003

OMTOOL, LTD.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-22871	02-0447481
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8A Industrial Way Salem, NH		03079
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (603) 898-8900

ITEM 5.          OTHER INFORMATION

On September 2, Omtool, Ltd. issued a press release announcing a company-wide restructuring, including the resignations of three executives and the appointment of an acting Chief Financial Officer.  A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMTOOL, LTD.

Date: September 4, 2003	By:	/s/ Daniel Coccoluto
Acting Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release of the Company, dated September 2, 2003